DESSAUER & MCINTYRE
ASSET MANAGEMENT, INC.



                                      [LOGO OF THE DESSAUER GLOBAL EQUITY FUND]

                                      A no-load growth fund


                                      Semi-Annual Report
                                      For the Six Months Ending
                                      September 30, 2000
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                          Dessauer Global Equity Fund
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November 17, 2000

Dear Shareholder:

I am once again pleased to be able to update you on the performance of The Dessauer Global Equity Fund. As of September 30, 2000 the Net Asset Value of the Fund was $20.41. This represented a cumulative return of 9.14% calendar year-to-date. By comparison during the same period, the S&P 500 Index showed a decline of 2.23% and the Dow Jones World Stock Index declined 6.85%. The Fund's one-year total return and annualized total return through September 30, 2000 were 30.99% and 18.45%, respectively.

The Fund's results have recently earned it a 5-star rating in the Morningstar system as of October 31, 2000. The Fund was rated exclusively against 291 funds in the World Stock Funds category as maintained by Morningstar.

I am very excited and pleased with the Fund's performance. As the largest individual shareholder of the Fund with some 45,000 shares, I continue to eat my own cooking, as some people would like to say. I always like to see high levels of stock ownership in the companies in which we invest and I consider it an important feature to point out to you, my fellow shareholders in the Fund.

The current investment climate has been one of the more difficult ones in many years. Concerns over the direction of interest rates, growth in earnings, political elections and the collapse of the speculative bubble in the dot com world have all come together to produce a down year for most investors.

Our continued focus upon stock selection has been the difference so far in 2000. Investments made years ago in such names as Scientific Atlanta, SEI Investments and Enron just to name a few, have turned into huge winners even in this difficult environment.

Our methodology remains the same. I have never relied upon broad stock market advances to create gains. Success comes from owning top-quality companies that profit from the long-term trends that are driving the global economy. One of these trends, of course, is tchnology and telecommunications. We continue to take advantage of the current negative sentiment to position the Fund for the next couple of years.

Being opportunistic has always been our hallmark and the declines in many of the high quality names such as WorldCom or LSI Logic will not persist. The emphasis on productivity and efficiency is only going to intensify in the years ahead and the Fund's portfolio is increasingly becoming more focused on companies that are going to lead that charge.

The Fund's portfolio continues then to hold shares in such world class names such as Philips Electronics, Qwest Communications which has now emerged as THE telecommunications stock to own and, of course, Time Warner. Time Warner is now in the final stages of merging with AOL. The combined company will represent a very powerful force in the global economy of the future.

All in all, I believe that the pull back in the market is currently providing long-term investors with one of the best opportunities of the past several years to buy high-quality companies without having to pay outrageous multiples for them. In fact, one of the side effects of the current technology sell off is that it has once again put a premium upon stock selection and fundamental analysis.

This new found respect for fundamentals along with my expectation that the Federal Reserve Board has completed its cycle of raising interest rates makes me feel quite excited about the Fund's prospects for the future.

                                                                               1
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                        The Dessauer Global Equity Fund
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On behalf of everyone here at Dessauer & McIntyre Asset Management Inc., I would like to thank you for your continued support.


Sincerely,


/s/ Thomas P. McIntyre

Thomas P. McIntyre, CFA
Chairman, President & Chief Executive Officer


Morningstar proprietary ratings on World Stock Funds reflect historical risk-adjusted performance as of 10/31/00. The ratings are subject to change every month. Morningstar ratings on World Stock Funds are calculated from a fund's 3-year average annual returns in excess of 90-day U.S. Treasury Bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day U.S. Treasury Bill returns. The Dessauer Global Equity Fund received 5 stars for the 3-year period. The top 10% of the funds in a broad asset class receive 5 stars.

Past performance of the Fund and indexes is not predictive of future performance. Fund share values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Advisor waived a portion of its fee during the period which had the affect of increasing Fund performance.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Dow Jones World Stock Index is a market-capitalization weighted index that tracks daily stock price and total return performance of investable securities worldwide. The index is designed to capture approximately 85% of the total market capitalization available to foreign investors in each of 26 countries across all continents. Indexes are not available for direct investment and do not incur expenses.

The Fund is distributed by First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, AZ 85018.

2
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                        The Dessauer Global Equity Fund
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SCHEDULE OF INVESTMENTS BY INDUSTRY at September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Common Stocks: 100.3%                                      Shares       Value
--------------------------------------------------------------------------------

Cellular Telecom: 2.7%
Vodafone AirTouch PLC ADR (United Kingdom) .............    49,758  $ 1,844,156
                                                                    -----------
Conglomerate: 5.4%
Enron Corp. (United States) ............................    41,940    3,664,508
                                                                    -----------
Consumer Services: 4.6%
Cendant Corp. (United States)* .........................   290,402    3,158,122
                                                                    -----------
Diversified Manufacturing: 2.3%
Tyco International Ltd. (Bermuda) ......................    30,000    1,558,125
                                                                    -----------
Entertainment: 11.6%
Pixar, Inc. (United States)* ...........................    29,493      947,463
Time Warner Inc. (United States) .......................    88,506    6,927,364
                                                                    -----------
                                                                      7,874,827
                                                                    -----------
Financial Services: 9.7%
Citigroup Inc. (United States) .........................    70,000    3,788,750
SEI Investments Co. (United States) ....................    40,000    2,835,000
                                                                    -----------
                                                                      6,623,750
                                                                    -----------
Health and Personal Care: 9.2%
Bally Total Fitness Holding Corp. (United States)* .....    60,000    1,496,250
Elan Corp. PLC ADR (Ireland)* ..........................    64,000    3,492,000
Glaxo Wellcome PLC ADR (United Kingdom) ................    20,975    1,267,677
                                                                    -----------
                                                                      6,255,927
                                                                    -----------
Hotel / Gaming: 4.2%
Park Place Entertainment Corp. (United States)* ........   191,700    2,887,481
                                                                    -----------
Internet Software: 2.3%
At Home Corp. (United States)* .........................   110,000    1,553,750
                                                                    -----------
Technology: 11.6%
Koninklijke (Royal) Philips Electronics N.V. ADR
(Netherlands) ..........................................    76,315    3,248,157
LSI Logic Corp. (United States)* .......................   157,353    4,622,244
                                                                    -----------
                                                                      7,870,401
                                                                    -----------
Telecommunications Services: 14.3%
Cable & Wireless PLC ADR (United Kingdom) ..............    31,300    1,330,250
Global Crossing Ltd . (Bermuda)* .......................     1,987       61,721
KPNQuest N.V . (Netherlands)* ..........................    53,920    1,563,680
Qwest Communications International Inc. (United States)*   140,000    6,737,500
                                                                    -----------
                                                                      9,693,151
                                                                    -----------
Telecommunication Equipment: 14.8%
Scientific Atlanta, Inc. (United States) ...............   160,000   10,090,000
                                                                    -----------

                                                                               3
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                        The Dessauer Global Equity Fund
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SCHEDULE OF INVESTMENTS BY INDUSTRY at September 30, 2000 (Unaudited) -
(Continued)
--------------------------------------------------------------------------------
                                                           Shares       Value
--------------------------------------------------------------------------------

Telephone - Integrated: 3.9%
WorldCom, Inc. (United States)* ........................    86,288  $ 2,620,998
                                                                    -----------
Wireless Equipment: 3.7%
Motorola, Inc. (United States) .........................    90,000    2,536,875
                                                                    -----------
Total Common Stocks
(Cost $36,802,876) .....................................             68,232,071
                                                                    -----------

                                                         Principal
Short-Term Investments (0.6%)                              Amount       Value
--------------------------------------------------------------------------------
Repurchase Agreement (0.6%)
 Investors Bank and Trust Company Repurchase
  Agreement, 5.750%, due 10/2/2000, [(Collateralized
  by $414,427 Government National Mortgage Association
  Pool #87431, 8.000% due 2/1/2018) (Market Value
  $411,440)] (Proceeds $411,340) (Cost $391,847) ....... $ 391,847  $   391,847
                                                                    -----------

Total Investments In Securities (100.9%)
(Cost $37,194,723) .....................................             68,623,918

Liabilities in excess of Other Assets (0.9%) ...........               (598,608)
                                                                    -----------
Net Assets (100.0%) ....................................            $68,025,310
                                                                    ===========

ADR - American depositary receipt.
*    Non-income producing security.
+ At September 30, 2000, the basis of investments for Federal income tax purposes was the same as their cost for financial reporting purposes.

Unrealized appreciation and depreciation were as follows:
Gross unrealized appreciation ..........................            $35,504,314
Gross unrealized depreciation ..........................             (4,075,119)
                                                                    -----------
Net unrealized appreciation ............................            $31,429,195
                                                                    ===========

See accompanying notes to financial statements.

4

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                        The Dessauer Global Equity Fund
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PORTFOLIO OF INVESTMENTS BY COUNTRY at September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Percent of
Country                                                              Net Assets
-------                                                              ----------
Bermuda ................................................                 2.4%
Ireland ................................................                 5.1%
Netherlands ............................................                 7.1%
United Kingdom .........................................                 6.6%
United States ..........................................                79.7%
Liabilities in excess of Other Assets ..................                (0.9%)
                                                                      ------
Net Assets .............................................               100.0%
                                                                      ======

See accompanying notes to financial statements.

                                                                               5
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                        The Dessauer Global Equity Fund
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STATEMENT OF ASSETS AND LIABILITIES at September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS

Investments in securities, at value (cost $37,194,723) ........... $ 68,623,918

Receivables:
Securities sold ..................................................      328,910
Dividends and interest ...........................................       17,053
Fund shares sold .................................................       22,500
Prepaid expenses and other assets ................................       24,230
                                                                   ------------
Total assets .....................................................   69,016,611
                                                                   ------------
LIABILITIES
Payables:
Securities purchased .............................................      293,100
Loans ............................................................      500,000
Fund shares redeemed .............................................       62,159
Due to Advisor ...................................................       42,597
Accrued expenses .................................................       93,445
                                                                   ------------
Total liabilities ................................................      991,301
                                                                   ------------
NET ASSETS ....................................................... $ 68,025,310
                                                                   ============
Net asset value, offering and redemption price per share
 ($68,025,310/3,333,484 shares outstanding; 50,000,000
 shares authorized, $0.01 par value) ............................. $      20.41
                                                                   ============
COMPONENTS OF NET ASSETS
Paid-in capital .................................................. $ 25,028,320
Accumulated net investment loss ..................................     (417,730)
Accumulated net realized gain on investments and foreign currency    11,985,525
Net unrealized appreciation on investments .......................   31,429,195
                                                                   ------------
Net assets ....................................................... $ 68,025,310
                                                                   ============

See accompanying notes to financial statements.

6
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                         The Dessauer Global Equity Fund
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STATEMENT OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                                 Six Months
                                                                    Ended
                                                              September 30, 2000
                                                              ------------------
INVESTMENT INCOME

Income

Dividends (Net of taxes withheld of $7,384) ................     $    227,854
Interest ...................................................            9,793
                                                                 ------------

    Total investment income.................................          237,647
                                                                 ------------
Expenses
Advisory fees ..............................................          278,017
Shareholder service fee ....................................           92,672
Transfer agent fees ........................................           50,412
Legal fees .................................................           48,989
Administration fees ........................................           37,069
Reports to shareholders ....................................           29,178
Accounting fees ............................................           27,635
Auditing fees ..............................................           15,537
Custodian fees .............................................           14,301
Registration fees ..........................................           13,946
Trustees' fees .............................................            9,081
Insurance ..................................................            6,486
Miscellaneous ..............................................            5,328
                                                                 ------------
    Total expenses ........................................          628,651
    Add: expenses recouped by Advisor (Note 3) ............           16,072
                                                                ------------
    Net expenses before interest and commitment fee .......          644,723
    Interest expense ......................................            5,727
    Commitment fee on credit line .........................            4,927
                                                                ------------
    Net expenses ..........................................          655,377
                                                                ------------
    Net investment loss ...................................         (417,730)
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments and foreign currency ......        6,451,317
Net unrealized depreciation on investments and foreign
 currency ..................................................      (16,796,769)
                                                                 ------------
    Net realized and unrealized loss on investments
     and foreign currency...................................      (10,345,452)
                                                                 ------------
Net Decrease in Net Assets Resulting from Operations .......     $(10,763,182)
                                                                 ============

See accompanying notes to financial statements

                                                                               7
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                         The Dessauer Global Equity Fund
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STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Six Months                 Year
                                                                 Ended                   Ended
                                                              September 30,             March 31,
                                                                 2000#                    2000
                                                              ------------            ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss ....................................      $   (417,730)           $   (835,504)
Net realized gain on investments and foreign
 currency ..............................................         6,451,317               8,214,246
Net change in unrealized appreciation on investments
 and foreign currency ..................................       (16,796,769)             26,609,581
                                                              ------------            ------------
    Net (decrease) increase in net assets resulting
     from operations....................................       (10,763,182)             33,988,323
                                                              ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain .................................                --                (327,838)
                                                              ------------            ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..............................         3,301,231               3,699,833
Proceeds from reinvestment of distributions ............                --                 157,260
Cost of shares redeemed ................................        (5,686,486)            (46,929,734)
                                                              ------------            ------------

    Net decrease from capital share transactions........        (2,385,255)            (43,072,641)
                                                              ------------            ------------

    Total decrease in net assets........................       (13,148,437)             (9,412,156)
                                                              ------------            ------------
NET ASSETS
Beginning of period ....................................        81,173,747              90,585,903
                                                              ------------            ------------

End of period ..........................................      $ 68,025,310            $ 81,173,747
                                                              ============            ============
CHANGES IN SHARES
Shares sold ............................................           146,704                 202,389
Shares reinvested from distributions ...................                --                   9,011
Shares redeemed ........................................          (258,457)             (2,816,367)
                                                              ------------            ------------

Net decrease ...........................................          (111,753)             (2,604,967)
                                                              ============            ============

# Unaudited

See accompanying notes to financial statements.

8
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                         The Dessauer Global Equity Fund
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FINANCIAL HIGHLIGHTS for a capital share outstanding throughout each period
--------------------------------------------------------------------------------

                                                        Six Months            Year            Year        May 30, 1997*
                                                           Ended              Ended           Ended            to
                                                    September 30, 2000 #  March 31, 2000  March 31, 1999  March 31, 1998
                                                    --------------------  --------------  --------------  --------------
Net asset value, beginning of period.............         $23.56               $14.97          $13.69        $11.88
                                                          ------               ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..................          (0.13)               (0.24)          (0.05)         0.10
  Net realized and unrealized gain
   (loss) on investments ........................          (3.02)                8.92            1.35          1.90**
                                                          ------               ------          ------        ------
Total from investment operations ................          (3.15)                8.68            1.30          2.00
                                                          ------               ------          ------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income...........           0.00                 0.00           (0.02)        (0.06)
  Distributions from net realized gain...........           0.00                (0.09)           0.00         (0.13)
                                                          ------               ------          ------        ------
Total distributions .............................           0.00                (0.09)          (0.02)        (0.19)
                                                          ------               ------          ------        ------
Net asset value, end of period ..................         $20.41               $23.56          $14.97        $13.69
                                                          ======               ======          ======        ======
Initial offering price ..........................            N/A                  N/A          $12.50        $12.50
New York Stock Exchange closing
  price, end of period ..........................            N/A                  N/A          $14.13        $12.50
Total investment return+++ ......................            N/A                  N/A           13.20%(1)      1.76%+(1)
Total return ....................................         (13.37%)+             58.18%(2)        9.54%(2)     17.27%+(2)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (millions)...........         $ 68.0               $ 81.2          $ 90.6        $ 82.8
  Ratio of expenses to average net assets
    including interest expense:
  Before fees waived and expenses absorbed.......           1.72%++              2.26%           1.43%         1.54%++
  After fees waived and expenses absorbed .......           1.76%++              1.79%            N/A           N/A
  Ratio of net investment income (loss)
    to average net assets:
  Before fees waived and expenses absorbed.......          (1.08%)++            (1.62%)         (0.32%)        0.99%++
  After fees waived and expenses absorbed .......          (1.12%)++            (1.15%)           N/A           N/A
Portfolio turnover rate .........................          19.28%+               9.63%          51.68%        74.47%+

----------
*    Commencement of the Fund.
** Includes the impact of a $ 330,000 ($0.06 per share) charge for offering expenses paid pursuant to the terms of the prospectus dated May 30, 1997.
+    Not annualized.
++   Annualized.
+++  Does not reflect sales charges.
(1) Based on the market price of the Fund's shares and including the investment of dividends and distributions at prices obtained by participants in the Fund's dividend reinvestment plan.
(2) Based on net asset value per share and including the reinvestment of dividends and distributions.
#    Unaudited

See accompanying notes to financial statements.

                                                                               9
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                         The Dessauer Global Equity Fund
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Notes to Financial Statements (Unaudited)

Note 1 -- Organization

The Dessauer Global Equity Fund (the "Fund") is a Delaware business trust that was organized on June 27, 1996 and registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund commenced operations on May 30, 1997 and has, as its objective, long-term capital appreciation. On April 22, 1999, the Fund ceased to operate as a closed-end fund. Effective April 29, 1999, the Fund commenced operations as an open-end fund.

Note 2 -- Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States.

A. Security Valuation. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which, when combined with accrued interest, approximates market value.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

B. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from security transactions are calculated using the specific identification method.

10
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                        The Dessauer Global Equity Fund
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C. Federal Income Taxes. The Fund intends to comply with the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2000, the Fund decreased paid-in capital by $835,504 due to the Fund experiencing a net investment loss during the year. Net realized loss and net assets were not affected by this change.

Note 3-- Investment Advisory Fee and Other Transactions With Affiliates

The Fund entered into an Investment Advisory Agreement with Dessauer & McIntyre Asset Management, Inc. ("DAMCo.") pursuant to which the Investment Adviser is responsible for providing investment advisory services to the Fund (the "Advisory Agreement"). Effective June 27, 1998, the Fund pays DAMCo. a monthly fee at an annual rate of 0.75% of its average daily net asset value of the Fund. Prior to June 27, 1998, the Fund paid DAMCo. fees at an annual rate of 0.60% of its average daily net asset. For the six months ended September 30, 2000, the Fund incurred $278,017 in advisory fees.

The Fund is responsible for its own operating expenses. DAMCo. has agreed to limit the Fund's total expenses, excluding interest and taxes, to not more than 1.75% of average daily net assets. Any fee withheld and/or any Fund expense absorbed by DAMCo., if so requested by DAMCo., anytime before the end of the third fiscal year following the year in which the fees waived and expense absorbed relate, provided the aggregate amount of the Fund's current operation for such fiscal year does not exceed the applicable limitation of Fund's expenses. For the six months ended September 30, 2000 DAMCo. recaptured expenses of $16,072. The cumulative unreimbursed amount paid or waived by the Advisor that may be recaptured at September 30, 2000 was $322,530. The Fund must pay its current ordinary operating expenses before DAMCo. is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Directors review and approval prior to the time the reimbursement is initiated.

                                                                              11
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                        The Dessauer Global Equity Fund
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Investment Company Administration, L.L.C. (the "Administrator") acts as the
Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to 0.10% of average net assets. For the six months ended September 30, 2000, the Fund paid $37,069 in such fees.

Certain officers of the Fund are also officers and/or Trustees of the Investment Advisers and the Administrator.

Note 4 -- Concentration of Risk

The Fund invests a substantial portion of its assets in foreign securities. Certain price and currency exchange fluctuations, as well as economic and political situations in the foreign jurisdictions, could have a significant impact on the Fund's net assets.

Note 5 -- Line of Credit

The Fund currently has a $5 million committed line of credit with a bank that renews annually on June 30. At September 30, 2000, the interest rate, which is revised from time to time, on the line of credit is 9.50%.

At September 30, 2000, the Fund had a $500,000 borrowing. The borrowings under the line of the credit varied from $0 to $2 million, and averaged $500,000 during the six months ended September 30, 2000, with an 9.73% of weighted average interest rate.

Note 6 -- Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of securities, excluding U. S. Government obligations and short-term investments, for the six months ended September 30, 2000, were $14,268,820 and $16,787,571, respectively.
This material is intended for shareholders of The Dessauer Global Equity Fund and may not be used as sales literature unless preceeded or accompanied by a current prospect use. The Prospectus contains more information, including the potential volatility, political, economic and currency risks associated with foreign investing and the Fund's ongoing fees and expenses. Statements and other information herein are dated and are subject to change.

The Fund is distributed by First Fund Distributors, Inc., Phoenix, Arizona
85018.

For more information, please call 1-800-560-0086

12